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                    AMENDMENT NUMBER TWO TO LEASE AGREEMENT


AMENDMENT made this 30th day of April, 1996 to Lease Agreement dated October 10, 1995 and Amendment #1 dated November 2, 1995 by and between Hough/Loew Construction, Inc. ("Landlord") and CFM Technologies, Inc. ("Tenant").

Anything in the printed form of the Lease or elsewhere to the contrary notwithstanding, the parties hereto further expressly agree as follows:

1.   LEASE EXHIBIT "C"

     Whereas the Tenant wished to pay various Operating Expenses directly, Exhibit "C" of the Lease shall be amended to reflect the agreement that the Tenant is responsible for paying the following expenses directly:

               Building Maintenance
               Landscaping Maintenance
               Parking Lot Maintenance
               Snow Removal
               Sprinkler Maintenance

     The 1996 monthly estimated rate shall be adjusted accordingly at a revised monthly rate of $5,809.

IN WITNESS WHEREOF the parties hereto have executed these presents the day and year first above written and intent to be legally bound thereby.

                                    TENANT CFM Technologies, Inc.



ATTEST:                             BY:  /s/ Roger A. Carolin, President
       ------------------------          -------------------------------
                                         Roger A. Carolin, President

                                    DATE:    4/30/96
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                                    LANDLORD Hough/Loew Construction, Inc.



ATTEST:                             BY:  /s/ Jack R. Loew, President
       ------------------------          -------------------------------
                                         Jack R. Loew, President

                                    DATE: 4/30/96
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